UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 28, 2012

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

(1) A copy of the Amended and Restated Agreement of Lease dated as of October 28, 2009, as amended by a June 1, 2010 First Amendment, a November 19, 2010 Second Amendment, and a January 23, 2012 Third Amendment, by and between the Registrant and BMR-Landmark at Eastview LLC is filed as Exhibit 10.1 to this Current Report on Form 8-K.

(2) A copy of the Registrant’s 2005 Stock Incentive Plan, as amended through June 13, 2012, is filed as Exhibit 10.2 to this Current Report on Form 8-K.

(3) In June 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU 2011-05”), which amends current comprehensive income guidance. ASU 2011-05 eliminates the option to present the components of other comprehensive income (loss) as part of the statement of stockholders’ equity and requires the reporting of comprehensive income (loss) in either a single continuous statement of comprehensive income (loss) which contains two sections, net income and other comprehensive income (loss), or in two separate but consecutive statements.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”), which defers the requirement to present separately on the face of the statement of operations or statement of comprehensive income reclassification adjustments for items that are reclassified from other comprehensive income to net income.

Amendments to ASU 2011-05, as superseded by ASU 2011-12, are effective for fiscal years (including interim periods) beginning after December 15, 2011, and are to be applied retrospectively, with early adoption permitted. The Registrant’s adopting this new standard and retrospective application of it on January 1, 2012 did not change the Registrant’s consolidated results of operations, financial condition or cash flows for any periods.

The table filed as Exhibit 99.1 here reflects the impact of this new standard on the Registrant’s previously issued financial statements for the years ended December 31, 2011, 2010 and 2009 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Agreement of Lease dated as of October 28, 2009, as amended by a June 1, 2010 First Amendment, a November 19, 2010 Second Amendment, and a January 23, 2012 Third Amendment, by and between the Registrant and BMR-Landmark at Eastview LLC.

10.2	2005 Stock Incentive Plan, as amended.

99.1	Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2011, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ ANGELO W. LOVALLO, JR.
Angelo W. Lovallo, Jr.
Senior Executive Director,
Financial Reporting & Treasurer
(Principal Financial and Accounting Officer)

Date: November 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Agreement of Lease dated as of October 28, 2009, as amended by a June 1, 2010 First Amendment, a November 19, 2010 Second Amendment, and a January 23, 2012 Third Amendment, by and between the Registrant and BMR-Landmark at Eastview LLC.

10.2	2005 Stock Incentive Plan, as amended.

99.1	Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2011, 2010 and 2009.